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                                                                    EXHIBIT 99.6

                SECURITY AGREEMENT (Pledged Collateral)


      In consideration of loans heretofore, now, or hereafter made to Sight Resource Corporation (hereinafter called the "Pledgor") by Fleet National Bank (hereinafter called the "Bank"), and to secure payment of any liability or obligation of the Pledgor to the Bank, direct or indirect, primary or secondary, now existing or hereafter arising (said liabilities and obligations hereby secured being hereinafter called "Obligations"), the Pledgor assigns, transfers and delivers to the Bank the collateral described on Exhibit A attached hereto and made a part hereof, together with any additions to or substitutions for said property and any and all proceeds of the same, all of which shall hereinafter be referred to as "Collateral".

      Upon an event of default hereunder, or upon default in the payment or performance of any of the Obligations as set forth and more particularly described as an "Event of Default" under that certain Loan Agreement between Bank and Pledgor of even date (the "Loan Agreement"), or upon the occurrence of any event which would entitle the Bank to accelerate the maturity of any of the Obligations in each case beyond any applicable grace periods, and at any time or times thereafter, without any demand or notice, except as may be required by applicable law, the Bank may sell or otherwise dispose of any or all of the Collateral and may exercise any and all rights and remedies accorded to it by
Article 9 of the Massachusetts Uniform Commercial Code, as amended from time to time, or otherwise accorded by law, all as the Bank or any authorized person acting for it may determine, including, without limitation of the foregoing, bidding and/or becoming purchaser at any public sale, free from any right of redemption, which the Pledgor hereby waives and releases, and no purchaser shall be responsible for the application of the purchase money. The Pledgor agrees that five (5) days notice will be deemed reasonable, if any is required.

      The Bank at its option, upon any event of default hereunder or under the Loan Agreement may, but shall have no obligation to do so, demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral, including, without limitation, the exercise of all rights of a secured party or mortgagee as to any security for any Collateral. The Bank shall have no duty as to collection or protection of any Collateral or any income or distribution thereon nor as to the preservation of any rights, including, without limitation, rights against prior parties, beyond safekeeping of the Collateral or as otherwise required by law.

      The Bank may apply any and all proceeds of the Collateral, however arising, and other amounts collected or received in the exercise of its rights hereunder to the Obligations, whether or not then due, and may exercise said rights, without regard to the existence of any other security for any Obligation.

      The Pledgor hereby waives notice of any and all advances, extensions or renewals, and of any default hereunder or as to any Obligation except as provided under the Loan Agreement, as well as presentment, demand, notice, and protest as to any and all Obligations and also all
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Obligations of the Pledgor hereunder; and the Pledgor agrees that any Collateral may be exchanged or surrendered from time to time without notice to or further assent from the Pledgor and without in any manner releasing the Bank's rights in any other Collateral and the Pledgor hereby waives all suretyship defenses generally.

      No delay or omission by the Bank in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions (all of which are hereinafter collectively referred to as the "Bank's rights and remedies") hereunder shall constitute a waiver thereof; and no waiver by the Bank of any default of the Borrower hereunder shall operate as a waiver of any other default hereunder. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Bank, which consent makes explicit reference to this Agreement. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Bank and the Borrower at any time (whether before, during or after the effective date or term of this Agreement), shall be construed in any particular as a waiver, modification or limitation of any of the Bank's rights and remedies under this Agreement (nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Bank's rights and remedies under any such other agreement or transaction), but all of the Bank's rights and remedies not only under the provisions of this Agreement but also of any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

      If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

      This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon, notwithstanding payment of all Obligations of the Borrower to the Bank at any time or times) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral.

      This Agreement is intended to take effect as a sealed instrument and has been executed or completed and is to be performed in the Commonwealth of Massachusetts, and it and all transactions hereunder or pursuant hereto shall be governed as to interpretation, validity, effect,

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rights, duties and remedies of the parties hereunder and in all other respects by the domestic laws of the Commonwealth of Massachusetts.



      Witness our hands this 15th day of April, 1999.



WITNESS:                             PLEDGOR:   SIGHT RESOURCE CORPORATION

                                     Address:   100 Jeffrey Avenue
                                                Holliston, MA 01746

/s/  Brian T. Garrity                By: /s/ William T. Sullivan
-----------------------------            ------------------------------------
(As to Both) Brian T. Garrity            William T. Sullivan, Chief
                                         Executive Officer



                                     FLEET NATIONAL BANK


                                     By: /s/  Gregory P. Buscone
                                         ----------------------------------
                                         Gregory P. Buscone, Vice President

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                                   EXHIBIT A
                                   ---------

                                   COLLATERAL


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